ARMOUR RESIDENTIAL REIT, Inc. Company Update January 26, 2016

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures 2 Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

ARMOUR Monthly Metrics 3 (1) Some of the data may be based on information preceding the date of the report (i.e., closing prices). (2) A portion of the dividend payable has been subtracted from the book value range based on accrual throughout the month. (3) Leverage does not include TBA dollar rolls or forward settling transactions and is based on the most recent 10Q/10k at the time of the report. Quarter Asset Yield Cost of Funds Net Interest Margin Q1 2014 3.20 1.37 1.82 Q2 2014 2.85 1.40 1.46 Q3 2014 2.68 1.25 1.43 Q4 2014 2.71 1.44 1.27 Q1 2015 2.72 1.52 1.20 Q2 2015 2.61 1.24 1.36 Q3 2015 2.56 1.12 1.44 Report Date (1) 10/20/2015 11/19/2015 12/21/2015 1/26/2016 Common Stock Price $21.28 $20.46 $21.41 $18.51 Estimated Book Value Range(2) $29.32-$29.64 $28.09-$28.41 $27.53-$27.85 $26.62-$26.94 Common Shares Outstanding 39,928,703 39,929,245 38,308,000 36,760,555 Preferred A Shares Outstanding 2,180,572 2,180,572 2,180,572 2,180,572 Preferred B Shares Outstanding 5,650,000 5,650,000 5,650,000 5,650,000 Asset Balance Sheet Duration 4.35 4.58 4.55 4.34 Hedge Balance Sheet Duration -4.02 -4.13 -4.23 -4.46 Net Balance Sheet Duration 0.33 0.45 0.33 -0.12 Leverage(3) 8.2 8.7 8.5 8.2 Rates DV01 484,000 583,000 409,000 -150,000 Spread DV01 7,842,000 6,823,000 6,595,000 6,262,000 FNCL 3.5 Price 104.41 103.33 103.23 104.03 FNCI 3.0 Price 04.31 103.45 103.17 103.72 10 Yr Treasury Yield 2.03% 2.27% 2.21% 2.05% 5 Year OIS Swap Rate 1.14% 1.36% 1.37% 1.14% 10 Year OIS Swap Rate .74% 1.88% 1.85% 1.62%

ARMOUR Capitalization, Dividend Policy, Transparency and Manager • Portfolio and liability details are updated monthly at www.armourreit.com. • Premium amortization is expensed monthly as it occurs. No yield smoothing.(2) • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman and separate Lead Independent Director. Transparency and Governance 4 ARMOUR REIT Manager and Fee Structure • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. • Accretive fee structure: effective fee percentage declines as equity increases. Common Stock Dividend Policy Capitalization • 36,760,555 shares of common stock outstanding (NYSE: “ARR”).(1) • 2,180,572 shares of Series A Preferred Stock outstanding (NYSE: “ARR PrA”). • 5,650,000 shares of Series B Preferred Stock outstanding (NYSE: “ARR PrB”). • Estimated book value of common stock of $984.5 million. • Preferred stock par value of $195.8 million • ARMOUR pays common stock dividends monthly. • Dividends are announced based on estimates of core and taxable REIT income. Information as of 1/22/2016. (1) Share count data is as of 1/22/2016 close. (2) Due to the prepayment lockout feature of our Agency multifamily securities, premium is amortized using a level yield methodology.

ARMOUR Balance Sheet Targets ARMOUR invests in Agency mortgage securities. Net balance sheet weighted average duration target of 1.5 or less. • 4.34 gross asset duration. • -4.46 hedge duration. • -0.12 net balance sheet duration. Hedge a minimum of 40% of assets and funding rate risk. • $8.8 billion in hedges (swaps). • 70.7% of assets hedged (44.2% with current paying swaps). • 76.0% of repurchase agreements hedged (47.5% with current paying swaps). Hold 40% of unlevered equity in cash between prepayment periods. • $557.5 million in total liquidity. • $94.0 million in true cash. • $327.4 million in unlevered securities. • $136.1 million in short term Agency P&I. Long term debt to equity target of 8x - 9x. • $11.6 billion in net REPO borrowings. • 8.2x Q3 2015 shareholders’ equity. 5 Assets Duration Hedging Liquidity Leverage Information as of 1/22/2016.

ARMOUR Portfolio Strategy and Investment Methodology 6  Diversify Broadly • Diversification limits idiosyncratic pool risk. • Over 1300 cusips.  Highly Liquid Assets • Purchase those Agency securities that are highly liquid (easily traded and priced). • ARMOUR purchases “pass-through” securities. • No collateralized mortgage obligations (“CMOs”).  Diversified Sources • Source assets through a mix of direct purchases from: • Originators. • Dealer inventories. • Institutional investors.  Loan Analysis – Inelasticity vs. Elasticity • Credit work on non-credit assets. • Original and current loan balance. • Year of origination. • Originating company, third-party originators. • Loan seasoning. • Principal amortization schedule. • Original loan-to-value ratio. • Geography. • 82.4% of our 15yr MBS are between 85K – 175K loan balances.  Pool Analysis • Prepayment history. • Prepayment expectations. • Premium over par. • “Hedgability.” • Liquidity. Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a strong bias toward a ‘buy and hold’ strategy rather than a ‘trading’ strategy. ARMOUR will strategically sell assets when it believes market conditions warrant. Information as of 1/22/2016.

ARMOUR Portfolio and Derivatives Overview 7 Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase. (1) The duration contribution to the balance sheet is based on effective duration and market value. Information as of 1/22/2016. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding. ARMs & Hybrids 0.9% 117.1$ 104.5% 104.7% 2.55/3.10 1.13 Agency Multifamily Ballooning in 120 Months or Less 17.7% 2,204.6$ 102.6% 103.7% 3.09/4.17 7.23 Fix d Rates Maturing in 120 Months or Less 1.3% 167.2$ 104.7% 105.9% 3.86/4.26 2.70 Fixed Rates Maturing Between 121 and 180 Months 35.5% 4,419.9$ 104.6% 105.2% 3.33/3.82 3.57 Fixed Rates aturing Between 181 and 240 onths 32.7% 4,074.5$ 106.0% 106.1% 3.64/4.16 3.24 Fixed Rates Maturing Between 241 and 360 Months 11.8% 1,462.9$ 106.0% 106.5% 3.87/4.35 4.62 Total or Weighted Average 100.0% 12,446.2$ 104.9% 105.4% 3.46/4.06 4.20 Current Value (millions) Agency Asset Class % of Total ARR Portfolio Weighted Average Current Market Price Weighted Average Net/Gross Coupon Estimated Effective Duration Using Current Values Weighted Average Purchase Price Agency Assets 4.34 Interest Rate Swaps -4.46 Net Balance Sheet Duration -0.12 Duration Contribution to Balance Sheet (1) Assets 12,446.2$ 44.2% 70.7% Net Repo Balance 11,576.5$ 47.5% 76.0% Amoun (millions) Total H dge % (All Hedges) Total Hedge % (Current Paying)

ARMOUR Hedge Portfolio 8 Information as of 1/22/2016. Some totals may not foot due to rounding. Forward Starting Weighted Average Months to Start Weighted Average Underlying Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 3 24 400.0$ 1.29 Interest Rate Swap 2 72 900.0$ 2.06 Interest Rate Swap 2 120 2,000.0$ 2.30 Total or Weighted Average 2 95 $ 3,300.0 2.11 Derivative Type Remaining Term Weighted Average Remaining Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 0-12 Months 0 -$ 0.00 Interest Rate Swap 13-24 Months 18 350.0$ 0.63 Interest Rate Swap 25-36 Months 25 300.0$ 1.00 Interest Rate Swap 37-48 Months 46 2,350.0$ 1.47 Interest Rate Swap 49-60 Months 0 -$ 0.00 Interest Rate Swap 61-72 Months 72 125.0$ 2.03 Interest Rate Swap 73-84 Months 0 -$ 0.00 Interest Rate Swap 85-96 Months 85 1,375.0$ 2.11 Interest Rate Swap 97-108 Months 107 1,000.0$ 2.66 Total or Weighted Average 65 $ 5,500.0 1.78

ARMOUR Portfolio Constant Prepayment Rates (“CPR”) 9 ARMOUR expenses premium amortization monthly as it occurs. Constant Prepayment Rate (“CPR”) is the annualized equivalent of single monthly mortality (“SMM”). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR REPO Composition 10 (1) ARMOUR has 39 lending counterparties. Information as of 1/22/2016. Some totals may not foot due to rounding. Weighted Average Repo Rate 0.63% Weighted Average Haircut 4.80% Debt to Q3 2015 Shareholders' Equity Ratio 8.2 1 Mitsubishi UFJ Securities (USA), Inc. 960.6$ 8.3% 55 25 53 2 Morgan Stanley & Co. LLC 871.5$ 7.5% 78 66 80 3 ICBC Financial Services LLC 843.8$ 7.3% 75 17 46 4 Wells Fargo Bank, N.A. 750.7$ 6.5% 30 25 28 5 The Bank of Nova Scotia 737.3$ 6.4% 77 25 49 6 Citibank, N.A. 700.0$ 6.0% 366 145 299 7 Merrill Lynch, Pierce, Fenner & Smith Inc. 696.1$ 6.0% 73 58 82 8 J.P. Morgan Securities LLC 586.0$ 5.1% 82 28 46 9 Societe Generale 509.3$ 4.4% 70 43 84 10 E D & F Man Capital Markets Inc. 474.0$ 4.1% 91 72 80 11 ING Financial Markets LLC 460.6$ 4.0% 38 23 59 12 Daiwa Securities America Inc. 444.7$ 3.8% 65 45 52 13 Nomura Securities International, Inc. 379.5$ 3.3% 61 43 52 14 Royal Bank of Canada 376.8$ 3.3% 36 23 56 15 KGS-Alpha Capital Markets, L.P. 372.2$ 3.2% 42 33 52 16 ABN AMRO Bank N.V. 340.9$ 2.9% 45 13 38 17 Federal Home Loan Bank of Cincinnati 338.3$ 2.9% 3 3 3 18 BNP Paribas Securities Corp. 317.1$ 2.7% 90 20 20 19 The Bank of New York Mellon 250.0$ 2.2% 364 245 245 20 Mizuho Securities USA Inc. 244.0$ 2.1% 91 88 88 21 South Street Securities LLC 215.9$ 1.9% 63 3 3 22 Natixis Financial Products LLC 205.2$ 1.8% 60 46 53 23 Guggenheim Securities, LLC 163.8$ 1.4% 92 25 25 24 Deutsche Bank Securities Inc. 158.8$ 1.4% 17 6 19 25 Federal Home Loan Bank of Des Moines 100.0$ 0.9% 366 317 317 26 Citigroup Global Markets Inc. 79.3$ 0.7% 61 3 3 Total or Weighted Average 11,576.5$ 100.0% 90 48 Longest Remaining Term in Days Weighted Average Remaining Term in Days Weighted Average Original Term in Days Percentage of REPO Positions with ARMOUR Principal Borrowed (millions) REPO Counter-Party(1)

11 www.armourreit.com ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340